5


                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                               FORM 8-K/A-3


 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                ACT OF 1934


Date of Report (date of earliest event reported): May 7, 1998 (March 2, 1998)


                       Commission File Number 1-6560




                            THE FAIRCHILD CORPORATION
               (Exact name of Registrant as specified in its charter)


          Delaware                                     34-0728587
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
Incorporation or organization)


          45025 Aviation Drive, Suite 400
          Dulles, VA                                           20166
          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code          (703) 478-5800


                 Washington Dulles International Airport
                 300 West Service Road, PO Box 10803
                               Chantilly, VA
       (Former name or former address, if changed since last report)

AMENDMENT:

      The purpose of this amendment is to revise the financial information (as suggested by the Staff of the Securities and Exchange Commission) required under Item 7. "Financial Statements and Exhibits" as a result of the Company's acquisition of Edwards & Lock Management Corp., dba Special-T Fasteners, a California corporation ("Special-T") from the shareholders of Special-T pursuant to an Agreement and Plan of Merger (the "Special-T Acquisition") dated as of January 28, 1998 as amended on February 20, 1998, and March 2, 1998.
ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS AQUIRED

     The audited financial statements of Special-T are being filed as an exhibit to this Form 8-K and are herein incorporated by reference.


(b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

      On March 2, 1998, the Company consummated the Special-T Acquisition. The Special-T Acquisition purchase price, subject to adjustment, was $47,600 of which $24,600 was paid in shares of Class A Common Stock of the Company and the remainder was paid in cash.

      The unaudited pro forma consolidated statement of earnings for the year ended June 30, 1997 and for the six months ended December 28, 1997 have been prepared to give effect to the Special-T Acquisition as if the Special-T Acquisition occurred on July 1, 1996 and July 1, 1997, respectively. The unaudited pro forma consolidated balance sheet as of December 28, 1997 has been prepared to give effect to the Special-T Acquisition as if it had occurred on such date.

     The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that would have been obtained had the Special-T Acquisition been completed as of the dates presented or for any future period. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Consolidated Financial Statements and notes thereto included in the Company's Form 10-K/A dated June 30, 1997 and Form 10-Q dated December 28, 1997.

                         THE FAIRCHILD CORPORATION
          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE YEAR ENDED JUNE 30, 1997
                   (In thousands, except per share data)


                                            Historic
                               Historical  Historical
                               Company     Special-T  Adjustmemt   Pro Forma
                               as Restated    (1)      (2)         Company
Sales                         $  80,763   $   52,921 $(30,796)   $702,888

 Costs and expenses:
     Cost of sales              499,419       33,511  (26,084)    506,846
     Selling, general &
administrative                  142,931       10,299              153,230
     Research and development       100                               100
     Amortization of goodwill     4,814                   538       5,352

                                647,264       43,810  (25,546)    665,528

     Operating income            33,499        9,111   (5,250)     37,360

 Net interest expense           (47,681)          59   (2,025)    (49,647)
 Investment income, net           6,651                             6,651
 Equity in earnings of
affiliates                        4,598                             4,598
 Minority interest               (3,514)                           (3,514)
 Nonrecurring income              2,528                             2,528
 Earnings before taxes           (3,919)       9,170   (7,275)     (2,024)
 Income tax provision (benefit)  (5,735)       3,631   (2,622)     (4,726)
 Earnings from continuing
operations                      $  1,816     $ 5,539  $(4,653)     $2,702

 Earnings per share from
continuing operations:
     Basic                      $   0.11                           $ 0.15
     Diluted                        0.10                             0.15

 Weighted average shares
outstanding:
     Basic                        16,539                 1,058      17,597
     Diluted                      17,321                 1,058      18,379



                         THE FAIRCHILD CORPORATION
          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                FOR THE SIX MONTHS ENDED DECEMBER 28, 1997
                   (In thousands, except per share data)


                            Historical   Historical
                            Company      Special-T    Adjustments   Pro Forma
                            as Restated    (1)             (2)      Company
 Sales                     $  402,978   $ 31,025      $ (15,708)    $418,295

 Costs and expenses:
     Cost of sales            299,827     19,680        (11,671)     307,836
     Selling, general &
administrative                 74,267      5,399           -          79,666
     Research and development      97        -             -              97
     Amortization of goodwill   2,606        -             269         2,875

                              376,797     25,079       (11,402)      390,474

     Operating income          26,181      5,946        (4,306)       27,821

 Net interest expense         (27,744)        76        (1,013)      (28,681)
 Investment income, net        (5,180)        -            -          (5,180)
 Equity in earnings of
affiliates                     2,121          -            -           2,121
 Minority interest            (1,875)         -            -          (1,875)
 Earnings (loss) before taxes (6,497)      6,022        (5,319)       (5,794)
 Income tax provision
(benefit)                     (3,121)      2,445        (1,994)       (2,670)
 Earnings (loss) from
continuing operations       $ (3,376)    $ 3,577      $ (3,325)     $ (3,124)

          Loss per share from
       continuing operations:
     Basic                  $  (0.20)                               $  (0.17)
     Diluted                   (0.20)                                  (0.17)

 Weighted average shares
outstanding:
     Basic                     16,864                   1,058         17,922
     Diluted                   16,864                   1,058         17,922

                         THE FAIRCHILD CORPORATION
   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETAS OF DECEMBER 28, 1997
                              (In thousands)
                             Historical    Speical-T
                             Company       Acquisition    Pro Forma
                             (as Restated)     (3)        Company
 Cash                       $  38,907     $(21,646)      $ 17,261
 Short-term investments         8,487         -             8,487
 Accounts receivable, less
allowance                     160,995        6,716        167,711
 Inventory                    361,966       18,465        380,431
 Prepaid and other current
assets                         81,037        1,561         82,598
     Total current assets     651,392        5,096        656,488

 Net fixed assets             126,198        1,434        127,632
 Net assets held for sale      26,447          -           26,447
 Net LT assets of discontinued
operations                     12,069          -           12,069
 Investment in affiliates      21,829           50         21,879
 Goodwill                     160,150       22,643        182,793
 Deferred loan costs           11,742          -           11,742
 Prepaid pension assets        59,282          -           59,282
 Other assets                  53,627           41         53,668
      Total assets         $1,122,736     $ 29,264     $1,152,000

 Bank notes payable & current
maturities of debt            $92,348     $     75     $   92,523
 Accounts payable              70,739        3,464         74,203
 Other accrued expenses        92,979          860         93,839
     Total current liabilities
                               256,066       4,499        260,565

 Long-term debt, less current
maturities                     371,610         125        371,735
 Other long-term liabilities    29,050          -          29,050
 Retiree health care
liabilities                     42,366          -          42,366
 Noncurrent income taxes        47,388          -          47,388
 Minority interest in
subsidiaries                    70,327          -          70,327
     Total liabilities         816,807       4,624        821,431
     Total stockholders'       305,929      24,640        330,569
 Total liabilities &
stockholders' equity        $1,122,736    $ 29,264     $1,152,000

   NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                           (In thousands)


(1)  Represents the results of operations of Special-T Fasteners.

(2) Includes (i) the elimination of sales and gross margin on products sold from the Company's aerospace fasteners segment to Special-T, (ii) the estimated increase in interest expense relating to cash borrowed to complete the Special-T Acquisition, and (iii) the estimated amortization of goodwill based on amortization over a period of forty years.

(3) Represents the inclusion of the assets acquired and the liabilities assumed in the acquisition of Special-T Fasteners including cash of $24,395 used for the Special-T Acquisition and related acquisition expenses, recorded goodwill of $22,643, and the $24,640 increase to stockholders' equity from the issuance of 1,057,515 shares of Class A Common Stock (based on the average fair market value of the closing price of the Company's common stock for the 5 days proceeding the acquisition date).

                                 EXHIBITS

99.1 Agreement and plan of Merger dated January 28, 1998, as amended on February 20, 1998, and March 2, 1998, between the Company and the shareholders' of Special-T Fasteners (Incorporated by reference to Form 8-K dated as of March 2, 1998 filed by the Company on March 12, 1998).

99.2 Financial statements, related notes thereto and Auditors' Report of Edwards And Lock Management Corporation for the periods ended December 31, 1997 and March 31, 1997 (Incorporated by reference to Form 8-K/A dated as of March 2, 1998 filed by the Company on April 23, 1998).

99.3 Financial statements, related notes thereto and Auditors' Report of Edwards And Lock Management Corporation for the years ended March 31, 1996, 1995 and 1994 (Incorporated by reference to Form 8-K/A dated as of March 2, 1998 filed by the Company on April 23, 1998).


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.



                         For THE FAIRCHILD CORPORATION
                         (Registrant) and as its Chief
                         Financial Officer:



                         By:  Colin M. Cohen
                              Senior Vice President and
                              Chief Financial Officer




Date:                    May 7, 1998